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                                                                    EXHIBIT 99.3

            CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen D. Cummins, Chief Executive Officer of Oretech, Inc. ("Company"), do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         o the Annual report on Form 10-KSB of the Company for the fiscal year ended June 30, 2003, as filed with the Securities and Exchange Commission ("Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  October 13, 2003

 /s/ Stephen D. Cummins
 ----------------------
     Stephen D. Cummins
     Chief Executive Officer
     (Principal Executive Officer)